Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AP

FORTY-SIXTH AMENDMENT

TO

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Forty-sixth Amendment (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated effective as of February 9, 2009, as amended (collectively the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, CSG has developed an enhancement to CSG TechNet® known as "TechNet iOS" which provides additional functionality to CSG TechNet®, as described in the Agreement; and

Whereas, pursuant to the Agreement, CSG provides CSG TechNet®, a CSG Product described in "Products Description," of Schedule B, "Products," to the Agreement, to Customer for the fees specified in Schedule F to the Agreement; and

Whereas, CSG TechNet®, as it is currently provided to Customer, is more correctly classified as a CSG Service.

Now, therefore, CSG and Customer agree as follows as of the Effective Date (defined below):

1.  Customer and CSG agree to amend the Agreement to reflect CSG TechNet® as a CSG Service and to amend the "Recurring Services" description of CSG TechNet® to include the enhanced, TechNet iOS functionality.  As a result:

(a)  CSG TechNet® shall be deleted from the "Products Descriptions" of Schedule B, “Products" of the Agreement and all references to TechNet® as a Product shall be referenced as a Recurring Service in the Agreement.   The Parties agree and acknowledge the fees in Schedule F for CSG TechNet® as a Product, shall be applicable to CSG TechNet® as a Recurring Service.

(b)  Schedule C, "Recurring Services," of the Agreement is hereby amended by adding CSG TechNet® to the list of Recurring Services, as follows:

CSG TechNet®

(c)  Additionally, Schedule C, "Recurring Services," of the Agreement is further amended by adding CSG TechNet® to "Recurring Services Description" as follows:

CSG TechNet®. CSG TechNet® enables technicians to access jobs/work orders and account information through wireless devices (including large screen devices such as laptops) to manage and complete jobs without dispatch assistance. Text messaging functionality allows tech-to-tech and tech-to-dispatch communication and provides technicians with alerts that may affect their scheduled appointments.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

TechNet includes equipment capabilities, allowing technicians to update inventory real time when equipment is removed, added or swapped.

TechNet iOS. TechNet iOS is an enhancement to CSG TechNet that extends the core functionality of CSG TechNet within the operating system ("iOS") on ***** devices through direct integration with the iOS Safari browser.   TechNet iOS is designed to operate on ***** iOS devices only per current iOS versions as defined in the DEG.  TechNet iOS requires an application to be downloaded and installed on each iOS device.  Configurable CSG TechNet features specific to TechNet iOS that allow functionality with ***** iOS devices will include:

•Audible Alerts – leverages ******* Push Notification Service for audible alerts which also enables alerts when the device is in battery saving mode (black screen)
•Bar Code Scanning – enables scanning if the iOS device has a bar code scanning application installed
•Credit Card Scanning – provides magnetic card reader functionality available when a headphone jack scanning device (third-party optional device) is present
•Jump out URL – enables the ability to link to external web-based applications from within CSG TechNet and provides the user option to seamlessly link back to CSG TechNet

2.   Customer desires to use and CSG agrees to make the TechNet iOS available to Customer, contingent upon Customer’s agreement to the following additional terms of use:

(a)  In order for Customer to use TechNet iOS, Customer must

(i) establish an ***** ****** B2B account(the "***** Account");

(ii) provide CSG with Customer's login ID(s) for the ***** Account; and

(iii) manage distribution of the installation tokens provided to Customer under the ***** Account.

(b)  Customer's right to use TechNet iOS is non-transferable, governed by and subject to ******* usage rules.

(b)  Customer’s right to use TechNet iOS, as provided pursuant to the terms of the Agreement, is between CSG and Customer and not *****.

(c)  Customer agrees that (i) CSG, not *****, shall be solely responsible for any claims related to Customer’s use of TechNet iOS and (ii) ***** has no obligation to furnish maintenance and support services with respect to TechNet iOS.

(d)  Customer acknowledges that ***** and ******* subsidiaries are third party beneficiaries of the terms and conditions of Customer's use of TechNet iOS.

(e)  Customer represents and warrants that it is not located in a country subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and Customer is not listed on any U.S. Government list of prohibited or restricted parties.

(f)  CSG’S TOTAL LIABILITY, ONLY AS SUCH LIABILITY APPLIES TO CUSTOMER'S USE OF TECHNET iOS, FOR ANY CLAIMS RELATED TO OR RESULTING FROM CUSTOMER’S USE OF TECHNET iOS SHALL BE LIMITED TO $*********.

THIS AMENDMENT is executed on the day and year of the last signature below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Joseph T. Ruble
Title: VP Billing	Title: EVP, CAO & General Counsel
Name Michael Ciszek	Name: Joseph T. Ruble
Date: 8/12/14	Date: 18 August 2014